SUBSEQUENT TRANSFER INSTRUMENT NUMBER FOUR

     Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated August 7, 1997, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997, among Superior Bank FSB, as Depositor, Lee Servicing Company, a Division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 1. CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to
Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

     (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. REPRESENTATIONS AND WARRANTIES; CONDITIONS PRECEDENT.

     (a) The Depositor hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable,
Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. RECORDATION OF INSTRUMENT.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 4. GOVERNING LAW.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. COUNTERPARTS.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. SUCCESSORS AND ASSIGNS.

     This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                                         SUPERIOR BANK FSB

                                         By: /s/ WILLIAM C. BRACKEN
                                             -------------------------------
                                             Name:  William C. Bracken
                                             Title: Senior Vice President and
                                             Chief Financial Officer


                                         AFC MORTGAGE LOAN ASSET
                                         BACKED CERTIFICATES, SERIES 1997-2

                                         By: LASALLE NATIONAL BANK,
                                                as Trustee


                                         By: /s/ ERIC LINDAHL
                                             -------------------------------
                                             Name:  Eric Lindahl
                                             Title: Trust Officer

Attachments
-----------
     A.       Additional terms of the sale.
     B.       Schedule of Subsequent Mortgage Loans.
     C.       Opinions of Depositor's counsel (bankruptcy, corporate).
     D.       Depositor's Officer's certificate.
     E.       Opinion of Trustee's Counsel.





           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                           NUMBER FOUR FOR SUB-POOL 1
                                  Series 1997-2
                                 August 7, 1997
A.

     1.   Subsequent Cut-off Date:                                              August 6, 1997
     2.   Pricing Date:
     3.   Subsequent Transfer Date:                                             August 7, 1997
     4.   Aggregate Principal Balance of the Subsequent
            Mortgage Loans as of the Subsequent Cut-off Date:
     5.   Purchase Price:                                                       100.00%

B.

     As to all the Subsequent Mortgage Loans the subject of this Instrument:

     1.   Shortest original term to maturity:                                   60 months
     2.   Longest original term to maturity:                                    360 months
     3.   Lowest Mortgage Rate:                                                 8.850%
     4.   Greatest Combined Loan-to-Value Ratio:                                90.00%
     5.   Largest Principal Balance                                             $450,000.00

     [As to the final transfer of Subsequent Mortgage Loans:]
     6.   Weighted Average Term since Origination:                              1.89 months
     7.   July 1997 first payment date:                                         -0-
     8.   WAC of all Mortgage Loans:                                            11.5355%
     9.   WAM of all Mortgage Loans:                                            215.71 months
     10.  Maximum Weighted average CLTV:                                        76.30%
     11.  Balloon Loans:                                                        34.82%
     12.  Largest Principal Balance:                                            $590,000.00
     13.  Non-owner occupied Mortgaged Properties:                              7.89%
     14.  Maximum zip code concentration:                                       1.13%
     15.  Condominiums:                                                         1.36%
     16.  Single-family:                                                        81.34%
     17.  Multifamily and Mixed Use Properties:                                 4.73%
     18.  Manufactured Housing:                                                 1.68%
                                                                                -----





           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                             NUMBER FOUR SUB-POOL 2
                                  Series 1997-2
                                 August 7, 1997
A.

     1.   Subsequent Cut-off Date:                                              August 6, 1997

     2.   Pricing Date:
     3.   Subsequent Transfer Date:                                             August 7, 1997

     4.   Aggregate Principal Balance of the Subsequent
          Mortgage Loans as of the Subsequent Cut-off Date:
     5.   Purchase Price:                                                       100.00%

B.

     As to all the Subsequent Mortgage Loans the subject of this Instrument:

     1.   Shortest original term to maturity:                                   360 months
     2.   Longest original term to maturity:                                    360 months
     3.   Lowest Mortgage Rate:                                                 5.75%
     4.   Greatest Combined Loan-to-Value Ratio:                                90.00%
     5.   Largest Principal Balance                                             $114,653.18

     [As to the final transfer of Subsequent Mortgage Loans:]

     6.   Weighted Average Term since Origination:                              1.44 months
     7.   July 1997 first payment date:                                           -0-
     8.   WAC of all Mortgage Loans:                                            5.7676%
     9.   WA Gross Margin:                                                      10.1936%
     10.  WAM of all Mortgage Loans:                                            351.33 months
     11.  Maximum Weighted average CLTV:                                        78.94%
     12.  Largest Principal Balance:                                            $844,447.25
     13.  Non-owner occupied Mortgaged Properties:                              3.05%
     14.  Maximum zip code concentration:                                       1.02%
     15.  Condominiums:                                                         2.45%
     16.  Single-family:                                                        86.61%
     17.  Multifamily and Mixed Use Properties:                                 0.25%
                                                                                -----
     18.  Manufactured Housing:                                                 0.73%
                                                                                -----

                                 ADDITION NOTICE

                                                            Date: August 7, 1997

LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois 60603

          Re: Pooling and Servicing Agreement, dated as of June 1, 1997, between Superior Bank FSB, as seller (the "Depositor"), LaSalle National Bank as trustee (the "Trustee") and Lee Servicing Company, a division of the Depositor, as servicer, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 Sub-Pool 1
               -----------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.10 of the above-captioned Pooling and Servicing Agreement, the Depositor has designated the Subsequent Mortgage Loans to be sold to the Trust Fund on August 7, 1997, with an aggregate principal balance of $5,900,000.00*. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                              Very truly yours,

*Approximate
                                              SUPERIOR BANK FSB

                                              By: /s/ John A. Soricelli
                                                  ------------------------------
                                                  Name:  John A. Soricelli
                                                  Title: Vice President

ACKNOWLEDGED AND AGREED:

LASALLE NATIONAL BANK

By: /s/ ERIC LINDAHL
    -----------------------
   Name:  Eric Lindahl
   Title: Trust Officer
   Date:  August 7, 1997

                                 ADDITION NOTICE

                                                            Date: August 7, 1997

LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois 60603

          Re: Pooling and Servicing Agreement, dated as of June 1, 1997, between Superior Bank FSB, as seller (the "Depositor"), LaSalle National Bank as trustee (the "Trustee") and Lee Servicing Company, a division of the Depositor, as servicer, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 Sub-Pool 2
               -----------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.10 of the above-captioned Pooling and Servicing Agreement, the Depositor has designated the Subsequent Mortgage Loans to be sold to the Trust Fund on August 7, 1997, with an aggregate principal balance of $180,000.00*. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                              Very truly yours,

*Approximate
                                              SUPERIOR BANK FSB

                                              By: /s/ JOHN A. SORICELLI
                                                  ------------------------------
                                                  Name:  John A. Soricelli
                                                  Title: Vice President

ACKNOWLEDGED AND AGREED:

LASALLE NATIONAL BANK

By: /s/ ERIC LINDAHL
    -----------------------
   Name:  Eric Lindahl
   Title: Trust Officer
   Date:  August 7, 1997

                              OFFICER'S CERTIFICATE

     I, William Bracken hereby certify that I am the duly elected Senior Vice President and Chief Financial Officer of Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"), and further, to the best of my knowledge and after due inquiry, as follows:

          Each condition precedent specified in Section 2.10(b), Section 2.10(c) and Section 2.10(d) for the Subsequent Mortgage Loans of the Pooling and Servicing Agreement, dated as of June 1, 1997, among the Depositor, Lee Servicing Company, a division of Superior Bank FSB, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in Subsequent Transfer Instrument has been satisfied by the Depositor.

     Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:  August 7, 1997                 By: /s/ WILLIAM C. BRACKEN
                                           -----------------------
                                           Name:  William C. Bracken
                                           Title: Senior Vice President and
                                           Chief Financial Officer

Alliance Funding Company
A division of Superior Bank FSB

                                                           Sale Schedule
                       1997-2 Class 1 - 4th Subsequent Transfer of Fixed Rate Mortgages - Settlement 8/7/97



           Originations                                                                              Zip
 Sale ID     Account        Name                    Address                  City          State     Code
 -------   ------------     ----                    -------                  ----          -----     ----
  SB74        6148248    NOES GARY C             1600 DAY VALLEY ROAD     APTOS             CA       95003
  SB74        6151193    JOHNSON GREGGE K         815 NEWTON AVENUE       MINNEAPOLIS       MN       55411
              ---------------------------
                     2   Sale Total




                           Principal       Cut-off Date     First                                 Original  Current     Scheduled
           Originations    Balance at       Principal      Payment    Maturity   Rem      Date      LTV     Mortgage     Payment
 Sale ID     Account      Origination        Balance        Date        Date     Term     Due      Ratio     Rate       Int & Prin
 -------   ------------  -----------        ---------     ---------   --------   ----     ----    --------  -------    -----------
  SB74        6148248         45,000.00    45,000.00      08/01/97    07/01/12  178.82  09/01/97   78.7     11.250       437.07
  SB74        6151193         51,000.00    51,000.00      07/23/97    06/23/12  178.55  07/23/97   69.8     10.050       449.45
                              ----------------------                            ------             ----------------------------
                              96,000.00    96,000.00                            178.68             74.0     10.613       886.52


Alliance Funding Company
A division of Superior Bank FSB

                                                           Sale Schedule
                       1997-2 Class 1 - 4th Subsequent Transfer of Fixed Rate Mortgages - Settlement 8/7/97



           Originations                                                                                                       Zip
 Sale ID     Account        Name                    Address                                   City               State        Code
 -------   ------------     ----                    -------                                   ----               -----        ----
  SB75        6147429    STONE THOMAS             851 HANCOCK AVE.                         CORBIN                  KY        40701
  SB75        6147432    MILLER JERRY LEE         545 GUMWELL RD                           BRANDENBURG             KY        40108
  SB75        6147436    BYERS GORDON A           12241 HUDSON LANE                        WALTON                  KY        41094
  SB75        6147706    FUGATE IRENE             4398 MIDWAY ROAD                         BRANDENBURG             KY        40108
  SB75        6147781    WRIGHT GARY D            9062 CARLOS ROAD                         WILLAMSBURG             IN        47393
  SB75        6148398    MYATT DOROTHY J          1231 FLETCHER AVE                        FORT WAYNE              IN        46803
  SB75        6148492    BARRETT JOANNE           8012 OKLAHOMA TRAIL                      FORT WAYNE              IN        46815
  SB75        6148670    WINDSOR PAULETTE A       21828 ELMWOOD AVENUE                     WILMINGTON              IL        60481
  SB75        6148739    SPRINGS LAMARR           5828 WEST RICE                           CHICAGO                 IL        60651
  SB75        6148756    WOODY MELVIN E           357 TOWER DR                             SHELBYVILLE             KY        40065
  SB75        6148895    WOODS JOSEPH P           2025 PARASOL DRIVE                       LEXINGTON               KY        40513
  SB75        6148898    KRUSE LANA               1640 PRINCETON AVENUE                    ST. LOUIS PARK          MN        55416
  SB75        6148902    LEGG CHRISTOPHE          3333 NORTHWAY                            ERLANGER                KY        41018
  SB75        6148909    OSBORN MELODY L          5452 OAK GROVE AVENUE                    BLANCHESTER             OH        45107
  SB75        6149098    MAY GENE A               7076 BARTON DR                           MENTOR                  OH        44060
  SB75        6149393    PRECIADO JUAN            6748 SOUTH TRIPP                         CHICAGO                 IL        60629
  SB75        6149502    DYSERT RONALD W          363 EAST PATTERSON ST                    DUNKIRK                 OH        45836
  SB75        6149507    HILL JAMES T             1217 ARIZONA STREET                      GARY                    IN        46403
  SB75        6149611    WELCH ROBERT C           1641 JARVIS ROAD                         WAKEMAN                 OH        44889
  SB75        6149612    HALBEDEL ROBIN R         250 GRANVILLE STREET                     PATASKALA               OH        43062
  SB75        6149614    HALL CONRAD              301 MALONE LANE                          GRAYSON                 KY        41143
  SB75        6149728    DUNGAN DENISE            9971 CAMP ERNST RD                       UNION                   KY        41091
  SB75        6150124    HEIR SANDRAH S           3125 TEXAS AVE SOUTH                     ST. LOUIS PARK          MN        55426
  SB75        6150127    GARCIA VICTOR            717 PARK AVENUE                          AMHERST                 OH        44001
  SB75        6150223    SYKES MAXINE C           928 DEPORRES AVENUE                      LEXINGTON               KY        40511
  SB75        6150227    SALVATORE NICHOLAS       5570 ANACONDA AVENUE                     MENTOR                  OH        44060
  SB75        6150229    CORBIN BARBARA A         180 OSBORN STREET                        ROSSFORD                OH        43460
  SB75        6150230    DELANEY PATRICK J        2059 FAYCREST DRIVE                      CINCINNATI              OH        45238
  SB75        6150366    WALKER CHERYL A          1170 LEXVIEW CIRCLE                      MANSFIELD               OH        44907
              -----------------------------
                   29    Sale Total




                           Principal       Cut-off Date     First                                 Original  Current     Scheduled
           Originations    Balance at        Principal    Payment    Maturity    Rem      Date      LTV     Mortgage     Payment
 Sale ID     Account      Origination        Balance        Date       Date      Term     Due      Ratio     Rate       Int & Prin
 -------   ------------  -----------        ---------     ---------   --------   ----     ----    --------  -------    -----------

  SB75        6147429      45,500.00        45,500.00     09/01/97    07/10/17   239.84   09/01/97   68.9      9.310       386.26
  SB75        6147432      46,700.00        46,700.00     09/01/97    07/23/07   119.84   09/01/97   84.9     11.525       606.57
  SB75        6147436      43,700.00        43,700.00     08/01/97    06/15/12   178.82   08/01/97   89.9     12.275       491.22
  SB75        6147706      52,600.00        52,600.00     09/01/97    07/16/12   179.84   09/01/97   69.2      9.110       495.58
  SB75        6147781      41,900.00        41,900.00     09/01/97    07/20/09   143.84   09/01/97   64.9      8.850       436.83
  SB75        6148398      31,000.00        31,000.00     09/01/97    07/10/17   239.84   09/01/97   68.8      9.360       264.10
  SB75        6148492      46,100.00        46,100.00     09/01/97    07/25/05    95.84   09/01/97   68.9     10.525       657.46
  SB75        6148670      27,000.00        27,000.00     09/01/97    07/21/08   131.84   09/01/97   89.8     12.025       341.20
  SB75        6148739      15,300.00        15,300.00     09/01/97    07/10/17   239.84   09/01/97   89.8     12.425       159.70
  SB75        6148756      62,100.00        62,100.00     09/01/97    07/14/14   203.84   09/01/97   69.0     10.525       604.51
  SB75        6148895      38,400.00        38,400.00     09/01/97    07/25/05    95.84   09/01/97   84.8     13.525       606.06
  SB75        6148898      49,000.00        49,000.00     09/01/97    07/23/07   119.84   09/01/97   56.3     11.275       629.99
  SB75        6148902      18,300.00        18,300.00     09/01/97    07/10/17   239.84   09/01/97   90.0     12.525       192.20
  SB75        6148909      57,800.00        57,800.00     09/01/97    07/10/17   239.84   09/01/97   85.0     10.525       533.52
  SB75        6149098      40,000.00        40,000.00     09/01/97    07/10/17   239.84   09/01/97   87.2     12.275       413.62
  SB75        6149393      16,200.00        16,200.00     09/01/97    07/16/12   179.84   09/01/97   89.8     12.725       186.48
  SB75        6149502      17,300.00        17,300.00     09/01/97    07/28/03    71.84   09/01/97   79.9     13.525       324.92
  SB75        6149507      32,400.00        32,400.00     09/01/97    07/23/07   119.84   09/01/97   90.0     11.525       420.83
  SB75        6149611      16,200.00        16,200.00     09/01/97    07/29/02    59.84   09/01/97   70.7     12.025       332.74
  SB75        6149612      32,200.00        32,200.00     09/01/97    07/23/07   119.84   09/01/97   89.7     12.525       435.42
  SB75        6149614      49,800.00        49,800.00     09/01/97    07/23/07   119.84   09/01/97   71.1     10.925       631.15
  SB75        6149728      22,100.00        22,100.00     09/01/97    07/23/07   119.84   09/01/97   75.9     12.975       304.23
  SB75        6150124      83,400.00        83,400.00     09/01/97    07/05/21   287.84   09/01/97   68.9      9.040       655.37
  SB75        6150127      45,000.00        45,000.00     09/01/97    07/23/07   119.84   09/01/97   89.5     12.525       608.51
  SB75        6150223      32,200.00        32,071.82     08/01/97    06/22/07   118.82   08/29/97   65.7     12.125       428.51
  SB75        6150227      58,000.00        58,000.00     09/01/97    07/05/21   287.84   09/01/97   53.7     10.525       510.85
  SB75        6150229      12,800.00        12,800.00     09/01/97    07/29/02    59.84   09/01/97   74.7     11.275       258.45
  SB75        6150230      63,500.00        63,500.00     09/01/97    07/10/17   239.84   09/01/97   68.2      9.110       531.48
  SB75        6150366     108,400.00       108,400.00     09/01/97    07/16/12   179.84   09/01/97   86.7     11.775     1,186.30
                        -----------------------------                            ------              ----------------------------
                        1,204,900.00     1,204,771.82                            179.14              76.0     10.999    13,634.06

Alliance Funding Company
A division of Superior Bank FSB

                                                           Sale Schedule
                       1997-2 Class 1 - 4th Subsequent Transfer of Fixed Rate Mortgages - Settlement 8/7/97



           Originations                                                                                                 Zip
 Sale ID     Account        Name                    Address                            City                  State      Code
 -------   ------------     ----                    -------                            ----                  -----      ----
  SBC76     800156416    SCOTT RUBY HALL          ROUTE 1                           COLLINS                   GA        30421
  SBC76     800168080    KIM DAVID C              2936 MOUNTAIN TRACE               ROSWELL                   GA        30075
  SBC76     800169286    AMINY MOHAMMED Y         147-06 15TH DRIVE                 WHITESTONE                NY        11357
  SBC76     800186546    NEEDHAM EUGENE P         1712 LUZERNE STREET               SCRANTON                  PA        18504
  SBC76     800187015    GRAVLEY LONNIE R         19 DEER RUN LANE                  WHITE                     GA        30184
  SBC76     800188104    BURSON CLAUDE B          2407 CLEVELAND AVE                NIAGARA FALLS             NY        14303
  SBC76     800188872    HAGLUND KARL T           35 STONE RD                       BELMONT                   MA        02178
  SBC76     800192783    MACLEOD DONALD R         89 PUNKHORN POINT RD              MASHPEE                   MA        02649
  SBC76     800203895    AUSTIN VERNON J. D.      6 & 22 FLEET STREET               WATERBURY                 CT        06704
  SBC76     800205494    SAUVE MICHAEL D          1096 OLD TOWN ROAD                CORAM                     NY        11727
  SBC76     800210015    DARQUEA CECY             26 PIN OAK LANE                   ST JAMES                  NY        11780
  SBC76     800212094    ROSE ADRIAN C            RR 1 BOX 36                       SCOTRUN                   PA        18355
  SBC76     800212425    KATZ R DAVID             870 MACCLESFIELD RD               FURLONG                   PA        18925
  SBC76     800213738    STERLING GERALD C        12105 BALLINA COURT               FORT WASHINGTON           MD        20744
  SBC76     800215634    MOTLEY ERVIN             730 HOFFMAN AVENUE                BELLPORT                  NY        11713
  SBC76     800215675    MULLINS RENELDA          2517 S WANAMAKER STREET           PHILADELPHIA              PA        19143
  SBC76     800215709    FUNG-A-LING LESLIE       26 WEST MILTON STREET             FREEPORT                  NY        11520
  SBC76     800216343    STRIANO RICHARD          34 HALF CIRCLE DRIVE              HOLBROOK                  NY        11741
  SBC76     800217416    MARTIN CHARLES R         4442 GARCIA AVENUE                SARASOTA                  FL        34233
  SBC76     800217952    TICE JOHN R              399 SHADY LANE                    FALLENTIMBER              PA        16639
  SBC76     800218828    SALCEDO REMEDIOS Y.      5228 GREAT WAGON ROAD             CHARLOTTE                 NC        28215
  SBC76     800219313    VAZQUEZ LETICIA          131 A CAMBRIDGE PLACE             BROOKLYN                  NY        11238
  SBC76     800220170    LOCKLEY GLORIA S         1136 S PAXTON STREET              PHILADELPHIA              PA        19143
  SBC76     800220394    WEAVER DAVID L.          1 KUNKLE ROAD                     HARVEY'S LAKE             PA        18618
  SBC76     800220550    GIATTINO ROSARIO         6 FOREST AVENUE                   PT JEFFERSON STATION      NY        11776
  SBC76     800220675    ARRINGTON JANET W        409 INDEPENDANCE DRIVE            JONESBORO                 GA        30236
  SBC76     800221426    HALL FRANCES             835 SOUTHEAST 10TH TERRACE        GAINESVILLE               FL        32601
  SBC76     800222531    WILCOX DEWANE E          7007 EDENBROOK COURT              TAMPA                     FL        33634
  SBC76     800223174    MILLER ERIC              1672 GRANITE STREET               PHILADELPHIA              PA        19124
  SBC76     800223182    DEIHL BRIAN K            3238 WIGWAM PARK ROAD             EAST STROUDSBURG          PA        18301
  SBC76     800223869    KRYZAK KEVIN             10 ESTYBROOK TRAIL                MONROE                    NY        10950
  SBC76     800226532    NELSON KEVIN EUGENE      914 POINDEXTER DRIVE              CHARLOTTE                 NC        28209
  SBC76     800226540    BRANT JAMES L            18521 NORTHWEST 14TH STREE        PEMBROKE PINES            FL        33029
  SBC76     800227472    SETTLE ROBERT F          8707 NORTH WOOLSEY AVENUE         PORTLAND                  OR        97203
  SBC76     800227894    GOLDBLATT MARK J         8 SHORT HILL ROAD                 LINCOLN                   MA        01773
  SBC76     800229809    DUKES DANIEL DON         15245 VALDOSTA ROAD               SPRING HILL               FL        34610
  SBC76     800229833    LOUGHNER HARRY E         9 FIFTH STREET                    GRAPEVILLE                PA        15634
  SBC76     800229916    BRENNAN DUANE B          9 CANTON COURT                    BROOKLYN                  NY        11229
  SBC76     800231623    UCHIMIYA JOHN            9707 NORTHEAST 30TH COURT         VANCOUVER                 WA        98665
  SBC76     800232373    GONZALEZ FAYE M          4274 GARVERS FERRY ROAD           NEW KENSINGTON            PA        15068
  SBC76     800232423    VERHAM RON               6551 DUME DRIVE                   MALIBU                    CA        90265
  SBC76     800232456    DAVIS JAMES SCOTT        1691 HILLSIDE ROAD                SHAVERTOWN                PA        18708
  SBC76     800232555    CHRISTIE PHILIP J        167 SOUTHWEST 53RD TERRACE        CAPE CORAL                FL        33914
  SBC76     800233538    SHELLEY MICHAEL D        26 FRONT STREET                   LITITZ                    PA        17543
  SBC76     800233934    HORNE DERICK S           1510 KING STREET                  LEBANON                   PA        17042
  SBC76     800234098    GEIGER RACHEL            9842 54TH AVENUE NORTH            ST PETERSBURG             FL        33708
  SBC76     800235350    GEORGE GEORGE            27 THOMPSON STREET                WILKES BARRE              PA        18702
  SBC76     800238214    KETNER BILLY IRA         1313 AVON COURT                   WILMINGTON                NC        28405
  SBC76     800238966    MENGHI PATRICIA S        121 DILWORTH ROAD                 WILMINGTON                NC        28405
  SBC76     800239469    DANIELS GLORIA D         5568 VALLEJO STREET               OAKLAND                   CA        94608
  SBC76     800240137    BAUGH DENNIS W           2419 SE 85TH AVENUE               PORTLAND                  OR        97216
  SBC76     800240954    WOMICK KENNITH J B       201 LOCUST DRIVE                  LINCOLN UNIVERSITY        PA        19352
  SBC76     800244790    RIOS JAN                 725 SCHERGER AVENUE               EAST PATCHOGUE            NY        11772
  SBC76     800246449    FURBOTER DANIEL J        44 SATELLITE LANE                 LEVITTOWN                 NY        11756
  SBC76     800249286    HOUGH MILES RAY          7802 S MARK ROAD                  CANBY                     OR        97013
  SBC76     800249518    FRY HARRY W              359 NORTH MARTIN AVE              MT HOLLY                  NJ        08060
  SBC76     800250276    CROWELL KENNETH L.       3939 ROBERTS AVENUE               TALLAHASSEE               FL        32310
  SBC76     800251837    CARBAJAL VICTOR H        5815 LITTLE FALLS ROAD            ARLINGTON                 VA        22207
  SBC76     800252199    FOX ROBERT A             3920 FOXHILL DR                   ELLICOTT CITY             MD        21042
  SBC76     800253999    LYNCH ANDREA M.          902 STUBBLEFIELD LANE             BALTIMORE                 MD        21202
  SBC76     800255739    EYE DAVID STEPHEN        1601 SOUTHWEST 5TH STREET         FT LAUDERDALE             FL        33312
  SBC76     800256141    POLIDORE BERNARD W       159 LADY PALM DRIVE               NAPLES                    FL        34104
  SBC76     800257172    THOMAS HAZEL             8318 DELAWARE AVENUE              JACKSONVILLE              FL        32208
  SBC76     800257826    AGUILA EUDALDO R         711 SUNSET ROAD                   CORAL GABLES              FL        33143
  SBC76     800263295    REYNOLDS GERALDINE C     5914 NORTH PACKWOOD AVENUE        TAMPA                     FL        33604
            ---------------------------------
                   65    Sale Total




                            Principal        Cut-off Date   First                                    Original  Current   Scheduled
           Originations     Balance at         Principal   Payment     Maturity    Rem       Date      LTV     Mortgag    Payment
 Sale ID     Account       Origination         Balance      Date        Date       Term      Due      Ratio     Rate     Int & Prin
 -------   ------------    -----------       ------------  ---------   --------    ----     ----    --------  -------  -----------
 SBC76     800156416         34,950.00        34,796.47    07/16/97    06/16/12    178.32    08/16/97   49.9    9.150      357.61
 SBC76     800168080         53,350.00        53,350.00    05/01/97    04/01/17    235.82    08/01/97   83.6   13.950      661.48
 SBC76     800169286        160,650.00       160,650.00    07/12/97    06/12/12    178.19    07/12/97   90.0   11.550    1,597.03
 SBC76     800186546         12,000.00        11,992.32    07/20/97    06/20/12    178.45    08/20/97   76.7   14.500      163.86
 SBC76     800187015         23,050.00        22,932.31    06/13/97    05/13/12    177.21    08/13/97   85.1   13.550      300.03
 SBC76     800188104         35,000.00        34,973.64    08/01/97    07/01/12    178.82    09/01/97   74.8   11.950      358.67
 SBC76     800188872         86,450.00        86,450.00    07/04/97    06/04/12    177.93    08/04/97   79.9   11.750      872.63
 SBC76     800192783         77,000.00        76,479.88    07/04/97    06/04/17    237.93    09/04/97   62.5   11.500      821.15
 SBC76     800203895        138,125.00       138,125.00    08/01/97    07/01/12    178.82    08/01/97   76.7   10.300    1,242.88
 SBC76     800205494         40,000.00        39,888.32    08/01/97    07/01/12    178.82    09/01/97   80.7   10.400      362.91
 SBC76     800210015        450,000.00       450,000.00    07/16/97    06/16/12    178.32    07/16/97   75.0   11.600    4,490.67
 SBC76     800212094         38,700.00        38,700.00    07/24/97    06/24/12    178.59    07/24/97   90.0   11.400      380.29
 SBC76     800212425        202,925.00       202,925.00    07/06/97    06/06/12    177.99    08/06/97   85.0   11.990    2,085.75
 SBC76     800213738         52,000.00        52,000.00    07/25/97    06/25/12    178.62    07/25/97   82.1   10.400      471.78
 SBC76     800215634         95,400.00        95,400.00    07/25/97    06/25/12    178.62    08/25/97   90.0   11.300      930.21
 SBC76     800215675         26,600.00        26,571.06    07/25/97    06/25/12    178.62    08/25/97   70.0   12.250      323.54
 SBC76     800215709         25,000.00        24,953.72    07/27/97    06/27/12    178.68    08/27/97   89.9   11.800      296.83
 SBC76     800216343         20,800.00        20,767.31    06/21/97    05/21/12    177.47    07/21/97   79.9   14.500      284.02
 SBC76     800217416         26,000.00        25,971.00    07/27/97    06/27/12    178.68    08/27/97   79.0   14.250      313.22
 SBC76     800217952         15,000.00        14,994.46    07/27/97    06/27/12    178.68    08/27/97   38.9   12.400      183.90
 SBC76     800218828         60,000.00        60,000.00    08/01/97    07/01/12    178.82    08/01/97   80.0    9.650      631.98
 SBC76     800219313        210,000.00       210,000.00    07/27/97    06/27/17    238.68    08/27/97   77.7    9.650    1,978.09
 SBC76     800220170         32,000.00        32,000.00    07/11/97    06/11/17    238.16    08/11/97   80.0   13.750      392.13
 SBC76     800220394         63,000.00        63,000.00    08/01/97    07/01/27    358.82    08/01/97   82.8   10.650      583.36
 SBC76     800220550         21,200.00        21,144.17    07/24/97    06/24/12    178.59    08/24/97   89.9   11.550      210.75
 SBC76     800220675         70,550.00        70,541.32    07/16/97    06/16/27    358.32    08/16/97   83.0   11.650      706.74
 SBC76     800221426         52,500.00        52,500.00    07/25/97    06/25/27    358.62    08/25/97   75.0   10.750      490.08
 SBC76     800222531         41,800.00        41,744.43    08/01/97    07/01/17    238.82    09/01/97   76.1   13.750      512.22
 SBC76     800223174         28,000.00        28,000.00    07/03/97    06/03/27    357.90    08/03/97   70.0   11.250      271.95
 SBC76     800223182         27,100.00        27,023.02    08/01/97    07/01/12    178.82    09/01/97   89.9   11.650      319.17
 SBC76     800223869         19,000.00        19,000.00    08/01/97    07/01/12    178.82    08/01/97   85.7   11.990      227.91
 SBC76     800226532        140,250.00       140,250.00    08/01/97    07/01/27    358.82    08/01/97   85.0   10.050    1,235.98
 SBC76     800226540         43,000.00        43,000.00    07/25/97    06/25/12    178.62    07/25/97   84.7   12.750      467.28
 SBC76     800227472         17,850.00        17,804.28    07/23/97    06/23/12    178.55    08/23/97   56.4   13.750      234.73
 SBC76     800227894         99,500.00        99,400.00    07/16/97    06/16/17    238.32    08/16/97   84.9   13.950    1,233.69
 SBC76     800229809         10,000.00        10,000.00    07/25/97    06/25/12    178.62    08/25/97   68.3   12.750      124.88
 SBC76     800229833         15,000.00        15,000.00    07/01/97    06/01/12    177.83    08/01/97   75.0   11.350      173.80
 SBC76     800229916        240,000.00       240,000.00    07/16/97    06/16/12    178.32    07/16/97   80.0   13.270    2,705.62
 SBC76     800231623         28,600.00        28,600.00    07/23/97    06/23/12    178.55    07/23/97   52.8    9.900      305.59
 SBC76     800232373         27,000.00        26,987.42    07/24/97    06/24/12    178.59    08/24/97   53.3   11.250      262.24
 SBC76     800232423         98,000.00        98,000.00    08/01/97    07/01/12    178.82    08/01/97   84.6   10.150    1,062.12
 SBC76     800232456         38,000.00        38,000.00    07/26/97    06/26/12    178.65    07/26/97   64.5   11.500      443.91
 SBC76     800232555         27,050.00        27,050.00    07/25/97    06/25/12    178.62    07/25/97   79.9   13.250      304.52
 SBC76     800233538        117,000.00       117,000.00    07/30/97    06/30/12    178.78    08/30/97   90.0   11.150    1,127.50
 SBC76     800233934         81,000.00        81,000.00    08/01/97    07/01/17    238.82    08/01/97   90.0   10.850      827.82
 SBC76     800234098         22,000.00        21,981.01    07/13/97    06/13/17    238.22    08/13/97   26.1    8.990      197.80
 SBC76     800235350         73,000.00        73,000.00    07/24/97    06/24/27    358.59    08/24/97   85.8   11.300      711.79
 SBC76     800238214         75,440.00        75,024.40    07/23/97    06/23/07    118.55    08/23/97   87.7    9.750      986.53
 SBC76     800238966         65,150.00        64,809.18    07/25/97    06/25/12    178.62    08/25/97   67.1    9.400      676.39
 SBC76     800239469         57,200.00        57,200.00    08/01/97    07/01/17    238.82    09/01/97   38.1   11.500      610.00
 SBC76     800240137         18,700.00        18,700.00    08/01/97    07/01/17    238.82    08/01/97   89.9   11.400      198.14
 SBC76     800240954         42,500.00        42,500.00    08/01/97    07/01/12    178.82    08/01/97   86.7   12.050      438.80
 SBC76     800244790         50,000.00        50,000.00    07/25/97    06/25/12    178.62    07/25/97   66.6    9.550      422.25
 SBC76     800246449         33,400.00        33,400.00    07/27/97    06/27/17    238.68    07/27/97   89.9   12.050      368.93
 SBC76     800249286         44,000.00        44,000.00    08/01/97    07/01/17    238.82    08/01/97   67.2   10.050      426.07
 SBC76     800249518         20,700.00        20,700.00    07/26/97    06/26/12    178.65    07/26/97   60.0   11.750      208.95
 SBC76     800250276         40,800.00        40,800.00    08/01/97    07/01/27    358.82    09/01/97   85.0   12.150      424.39
 SBC76     800251837        123,690.00       123,690.00    07/27/97    06/27/12    178.68    07/27/97   84.7   12.500    1,320.09
 SBC76     800252199        331,500.00       331,500.00    08/01/97    07/01/12    178.82    08/01/97   85.4   11.750    3,346.19
 SBC76     800253999         16,900.00        16,900.00    07/25/97    06/25/12    178.62    07/25/97   84.9   12.400      207.20
 SBC76     800255739         34,000.00        34,000.00    07/25/97    06/25/12    178.62    07/25/97   79.0   10.500      375.84
 SBC76     800256141         22,500.00        22,500.00    08/01/97    07/01/12    178.82    08/01/97   89.9   12.650      279.52
 SBC76     800257172         13,400.00        13,327.24    08/01/97    07/01/07    118.82    09/01/97   84.7   12.250      194.19
 SBC76     800257826        125,000.00       125,000.00    08/01/97    07/01/12    178.82    08/01/97   75.0   10.990    1,189.46
 SBC76     800263295         55,250.00        55,208.78    08/01/97    07/01/27    358.82    09/01/97   85.0   12.250      578.96
                          -----------------------------                            ------               -------------------------
                          4,485,530.00     4,483,205.74                            208.63               79.5   11.480   46,494.01



Alliance Funding Company
A division of Superior Bank FSB
                                                           Sale Schedule
                       1997-2 Class 1 - 4th Subsequent Transfer of Fixed Rate Mortgages - Settlement 8/7/97


           Originations                                                                                           Zip
 Sale ID     Account        Name                    Address                  City             State               Code
 -------   ------------     ----                    -------                  ----             -----               ----
 SBCL21       6151329    MUHAMMAD ABDUL J           7943-45 SOUTH ESSEX      CHICAGO           IL                 60649
           --------------------------------------
                     1   Sale Total
                    97   Total with Superior
                    97   Grand Total





                            Principal        Cut-off Date   First                                    Original  Current   Scheduled
           Originations     Balance at         Principal   Payment     Maturity    Rem       Date      LTV     Mortgage   Payment
 Sale ID     Account       Origination         Balance      Date        Date       Term      Due      Ratio     Rate     Int & Prin
 -------   ------------    -----------       ------------  ---------   --------    ----     ----    --------  -------  -----------

 SBCL21       6151329       120,900.00       120,636.58     08/01/97   07/01/12     178.82   09/01/97   65.0   11.100   1,381.75
                          -----------------------------                             ------              -------------------------
                            120,900.00       120,636.58                             178.82              65.0   11.100   1,381.75
                          5,907,330.00     5,904,614.14                             201.52              78.4   11.360  62,396.34
                          5,907,330.00     5,904,614.14                             201.52              78.4   11.360  62,396.34



Alliance Funding Company
A division of Superior Bank FSB

                                                         Sale Schedule A
                    1997-2 Class 2 - 4th Subsequent Transfer of Adjustable Rate Mortgages -- Settlement 8/7/97

                                                                                                         Principal      Cut-off Date
           Origination                                                                          Zip      Balance at      Principal
 Sale ID     Account    Name                    Address                    City          State  Code     Origination      Balance
--------   ----------   ----                    -------                    ----          -----  ----     -----------    ------------
  SB564      6149685   MACLEAN WESLEY          437 HARRISON BOULEVARD     OGDEN           UT    84404     68,310.00       68,275.50
  SB564      6150512   MOORE ELIZABETH         200 EAST 89TH PLACE        CHICAGO         IL    60619    114,700.00      114,653.18
                    2  Sale Total                                                                        --------------------------
                    2  Total with Superior                                                               183,010.00      182,928.68
                    2  Grand Total                                                                       183,010.00
                                                                                                         183,010.00



                          Cut-off Date    First               Initial     Minimum     Maximum
           Origination      Principal    Payment   Maturity   Mortgage    Mortgage    Mortgage     Gross
 Sale ID     Account        Balance        Date     Date       Rate        Rate        Rate        Margin
 -------   -----------    ------------   -------   --------   --------    --------    --------     -----
  SB564      6149685         68,275.50  08/01/97  07/01/27     9.375       9.375      15.375       5.750
  SB564      6150512        114,653.18  08/01/97  07/01/27    10.375      10.375      16.375       6.500
                    2       182,928.68                        ------------------------------------------
                    2       182,928.68                        10.002      10.002      16.002       6.220
                    2       182,928.68                        10.002      10.002      16.002       6.220
                                                              10.002      10.002      16.002       6.220



Alliance Funding Company
A division of Superior Bank FSB
                                                         Sale Schedule B
                     1997-2 Class 2 - 4th Subsequent Transfer of Adjustable Rate Mortgages - Settlement 8/7/97


                                               Principal     Type of     Scheduled    Cut-off Date   Original     Next      Current
          Origination                          Balance at   Mortgaged     Payment      Principal       LTV     Adjustment   Mortgage
 Sale ID    Account       Name                Origination    Property   Int & Prin      Balance       Ratio       Date        Rate
 -------  -----------     ----                -----------   ---------   ----------    ------------   --------  ----------   --------
  SB564      6149685   MACLEAN WESLEY          68,310.00        1          568.17      68,275.50       90.0      01/01/98      9.375
  SB564      6150512   MOORE ELIZABETH        114,700.00        1        1,038.50     114,653.18       84.3      01/01/98     10.375
             -------------------------------------------                 ----------------------------------                   ------
                   2   Sale Total             183,010.00                 1,606.67     182,928.68       86.4                   10.002
                   2   Total with Superior    183,010.00                 1,606.67     182,928.68       86.4                   10.002
                   2   Grand Total            183,010.00                 1,606.67     182,928.68       86.4                   10.002



                        Property
          Origination  Value at        Owner
 Sale ID    Account   Origination    Occupied
 -------  ----------  -----------    --------
  SB564     6149685    75,900.00        Y
  SB564     6150512   136,000.00        Y
                      ----------
                  2   211,900.00
                  2   211,900.00
                  2   211,900.00